                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              -------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                              -------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                 NEW YORK                              13-5160382
    (State of incorporation bank)        (I.R.S. employer if not a national
                                                  identification no.)


      ONE WALL STREET, NEW YORK, N.Y.                    10286
 (Address of principal executive offices)              (Zip Code)

                              -------------------
                     VALEANT PHARMACEUTICALS INTERNATIONAL

                DELAWARE                               33-0628076
     (State or other jurisdiction            (I.R.S. Employer incorporation
            of organization)                       Identification No.)

           3300 HYLAND AVENUE
             COSTA MESA, CA                              92626
(Address of principal executive offices)               (Zip Code)

                              -------------------

                                 RIBAPHARM INC.

                DELAWARE                               95-4805655
       (State or other jurisdiction          (I.R.S. Employer incorporation
            of organization)                       Identification No.)


           3300 HYLAND AVENUE
             COSTA MESA, CA                              92626
(Address of principal executive offices)               (Zip Code)


                           7.0% SENIOR NOTES DUE 2011
                      (Title of the indenture securities)

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              Name                                          Address
              ----                                          -------
Superintendent of Banks of the          2 Rector Street,
State of New York                       New York, N.Y. 10006, and
                                        Albany, N.Y. 12203

Federal Reserve Bank of New York        33 Liberty Plaza,
                                        New York, N.Y. 10045

Federal Deposit Insurance               Washington, D.C. 20429
Corporation

New York Clearing House                 New York, New York 10005
Association


     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH THE OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND
     17 C.F.R.229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


                                                                 t1-bony. 2
                                                                 t-1,

     4. A copy of the existing By-Laws of the Trustees. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 30th day of January, 2004.


                                              THE BANK OF NEW YORK


                                              By:  /s/ John Guiliano
                                                   ____________________
                                                   John Guiliano
                                                   Authorized Signer












                                                                       t1-bony.3
                                                                       t-1,

                                                                       EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                        In Thousands
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency
          and coin......................................     $ 3,688,426
     Interest-bearing balances..........................       4,380,259
Securities:
     Held-to-maturity securities........................         270,396
     Available-for-sale securities......................      21,509,356
Federal funds sold in domestic offices..................       1,269,945
Securities purchased under agreements to resell.........       5,320,737
Loans and lease financing receivables:
     Loans and leases held for sale.....................         629,178
     Loans and leases, net of unearned
          income...........38,241,326
     LESS: Allowance for loan and
          lease losses........813,502
     Loans and leases, net of unearned
          income and allowance..........................      37,427,824
Trading Assets..........................................       6,323,529
Premises and fixed assets (including
     capitalized leases)................................         938,488
Other real estate owned.................................             431
Investments in unconsolidated subsidiaries
     and associated companies...........................         256,230
Customers' liability to this bank on
     acceptances outstanding............................         191,307
Intangible assets.......................................
     Goodwill...........................................       2,562,478
     Other intangible assets............................         798,536
     Other assets.......................................       6,636,012
                                                             -----------

Total assets....................................................... $92,203,132
                                                                    ===========
LIABILITIES
Deposits:
     In domestic offices........................................... $35,637,801
     Noninterest-bearing...........  15,795,823
     Interest-bearing..............  19,841,978
     In foreign offices, Edge and Agreement
          subsidiaries, and IBFs...................................  23,759,599
     Noninterest-bearing...........     599,397
     Interest-bearing..............  23,160,202
Federal funds purchased in domestic offices........................     464,907
Securities sold under agreements to repurchase.....................     693,638
Trading liabilities................................................   2,634,445
Other borrowed money:
     (includes mortgage indebtedness and
     obligations under capitalized leases).........................  11,168,402
Bank's liability on acceptances executed and
     outstanding...................................................     193,690
Subordinated notes and debentures..................................   2,390,000
Other liabilities..................................................   6,573,955
                                                                    -----------
Total liabilities.................................................. $83,516,437
                                                                    ===========
Minority interest in consolidated subsidiaries.....................     519,418

EQUITY CAPITAL
Perpetual preferred stock and related surplus......................           0
Common stock.......................................................   1,135,284
Surplus............................................................   2,057,234
Retained earnings..................................................   4,892,597
Accumulated other comprehensive income.............................      82,162
Other equity capital components....................................           0
Total equity capital...............................................   8,167,277
                                                                    -----------
Total liabilities minority interest and equity capital............. $92,203,132
                                                                    ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                       _
Thomas A. Renyi         |
Gerald L. Hassell       |          Directors
Alan R. Griffith       _|

_______________________________________________________________________________